                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/      Definitive Proxy Statement
/x/      Definitive Additional Materials
/ /      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          GROW BIZ INTERNATIONAL, INC.
                          ----------------------------
                (Name of Registrant as Specified In Its charter)

Payment of Filing Fee (check the appropriate box):

/x/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transactions applies:

                  --------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------
         (5)      Total fee paid:

                  --------------------------------------------------------------
/ /      Fee paid previously with preliminary materials.
/ /      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:

                  --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------
         (3)      Filing Party:

                  --------------------------------------------------------------
         (4)      Date Filed:

                  --------------------------------------------------------------

                           -------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 2, 2001

                           -------------------------

TO THE SHAREHOLDERS OF GROW BIZ INTERNATIONAL, INC.

   Notice is hereby given to the holders of the shares of Common Stock of Grow Biz International, Inc. that the Annual Meeting of Shareholders of the Company will be held at the Company's corporate offices, 4200 Dahlberg Drive, Suite 100, Minneapolis, Minnesota on Wednesday, May 2, 2001 at 4:00 p.m. Central Daylight Time, to consider and act upon the following matters:

  1.  To set the number of members of the Board of Directors at seven.

  2.  To elect seven directors to serve for a term of one year.

  3. To approve a 130,000 share increase in the number of shares reserved for the Company's 1992 Stock Option Plan.

    4.  To approve the Company's 2001 Stock Option Plan.

  5. To ratify the appointment of Arthur Andersen LLP as independent auditors for the current fiscal year.

  6. To transact such other business as may properly come before the meeting or any adjournments thereof.

   Shareholders of record at the close of business on March 12, 2001 will be entitled to vote at the meeting and adjournments of the meeting.

   You are cordially invited to attend the meeting. Even if you do not plan to attend the meeting, we urge you to sign, date and return the proxy at once in the enclosed envelope.

                                          By the Order of the Board of
                                           Directors

                                          /s/ John L. Morgan
                                          John L. Morgan
                                          Chairman and Chief Executive Officer

Dated March 28, 2001

                         Grow Biz International, Inc.
                        4200 Dahlberg Drive, Suite 100
                       Minneapolis, Minnesota 55422-4837

                        Annual Meeting of Shareholders
                                  May 2, 2001

                                PROXY STATEMENT

                                    GENERAL

   The Annual Meeting of Shareholders of Grow Biz International, Inc. ("Company") will be held on Wednesday, May 2, 2001, at 4:00 p.m., Central Daylight Time, at the Company's corporate offices, 4200 Dahlberg Drive, Suite 100, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

   The enclosed proxy is solicited by the Board of Directors of the Company. Such solicitation is being made by mail and may also be made by directors, officers and regular employees of the Company personally or by telephone. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: General Counsel, or by appearing in person at the meeting. Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

   Shares voted as abstentions on any matter (or a "withhold authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. If a broker submits a "non-vote" proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.

   All of the expenses involved in preparing, assembling and mailing this proxy statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about March 28, 2001.

                     OUTSTANDING SHARES AND VOTING RIGHTS

   The Board of Directors of the Company has fixed March 12, 2001, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 12, 2001, 5,386,433 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

                             ELECTION OF DIRECTORS
                             (Proposals #1 and #2)

   At the meeting, the Board of Directors of the Company is to be elected to hold office until the 2002 Annual Meeting or until successors are elected and have qualified. The Bylaws of the Company provide that the number of directors of the Company shall be fixed by the shareholders, subject to increase by the Board of Directors. The Board recommends that the shareholders set the number of directors at seven and elect the nominees named below. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

   Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless one or more of such nominees should become unavailable for election, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose. Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve.

 Information Concerning Nominees:

  Name and Age         Principal Occupation and Business Experience for Past
                                             Five Years

John L. Morgan       Mr. Morgan was elected Chairman of the Board and Chief
Age: 59              Executive Officer of the Company in March 2000. He was an
                     independent investor/business consultant from April 1999 to February 2000. He was the founder of Winthrop
                     Resources, a business equipment leasing company, and served as its President from March 1982 through March
                     1999. In addition, Mr. Morgan is currently a private investor and serves as a member of Rush River Group, LLC.

Kirk A. MacKenzie    Mr. MacKenzie was elected Vice Chairman and a director of
Age: 62              the Company in May 2000. In addition, he is currently a
                     private investor and serves as a member of Rush River
                     Group, LLC. From January 1982 to March 1999,
                     Mr. Mackenzie was Executive Vice President of Winthrop
                     Resources, a business equipment leasing company.

Stephen M. Briggs    Mr. Briggs has been President, Chief Operating Officer
Age: 44              and a director of the Company since December 2000. Prior
                     to joining the Company, he served as Senior Vice
                     President (since June 1999) and Vice President of
                     Consumer Coatings Group (from December 1995 to June 1999) of Valspar Corporation, a global leader in the coatings industry.

Jenele C. Grassle    Ms. Grassle was elected a director of the Company in
Age: 41              January 2001. Ms. Grassle has served as the Vice
                     President of Merchandising at Wilsons Leather, a leading specialty retailer of men's and women's leather apparel and accessories, since July 2000. From September 1988 to
                     March 2000 Ms. Grassle served as Divisional Merchandise
                     Manager for the Target Corporation.

Paul C. Reyelts      Mr. Reyelts was elected a director of the Company in May
Age: 54              2000. He has served as the Senior Vice President of
                     Finance and Chief Financial Officer of the Valspar
                     Corporation, a global leader in the coatings industry, since April 1982.

William D. Dunlap, Jr.
                     Mr. Dunlap was elected a director of the Company in May
Age: 62 2000. He has served as Chairman of Campbell Mithun, LLC, an advertising company, since May 1995, and served as its Chief Executive Officer from 1982 through 1995.

Mark L. Wilson       Mr. Wilson was elected a director of the Company in May
Age: 52              2000. He currently serves as President of Weisman
                     Enterprises, Inc., a vending and small transaction management company and has served in such role since
                     1998. From November 1974 to December 1998, he was a corporate law and mergers and acquisitions attorney, most recently as the shareholder and officer of the Minneapolis law firm The Wilson Group Limited. Mr. Wilson was a shareholder in the Minneapolis law firm of Ravich, Kirkman, Wilson, Meyer, Nauen and McGrath from December
                     1992 to August 1997.

Meetings of the Board of Directors and Certain Committees

   The Board of Directors of the Company has standing Audit and Compensation Committees. The Board of Directors has no standing Nominating Committee.

   The Audit Committee makes recommendations as to the selection of auditors and their compensation and reviews with the auditors the scope of the annual audit, matters of internal control and procedure, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. The Audit Committee, which consists of Paul
C. Reyelts, William D. Dunlap, Jr. and Mark L. Wilson, held five meetings during fiscal 2000.

   The Compensation Committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers, other key employees and nonemployee directors and the composition and levels of participation in incentive compensation plans. The Compensation Committee administers the Company's 1992 Stock Option Plan, including determining the participants, the number of shares subject to option and the terms and conditions of exercise. During fiscal 2000, the Compensation Committee, which consists of Paul C. Reyelts, William D. Dunlap, Jr. and Mark L. Wilson held two meetings.

   During fiscal 2000, the Board of Directors of the Company met nine times. All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

Director Compensation

   Each nonemployee director of the Company receives $500 for each board and committee meeting attended. In addition, pursuant to the terms of the Company's Stock Option Plan for Nonemployee Directors, nonemployee directors are automatically granted an option to purchase 25,000 common shares upon the initial election as a director. Pursuant to this Plan, William D. Dunlap, Jr., Kirk A. Mackenzie, Paul C. Reyelts and Mark L. Wilson were each granted an option to purchase 25,000 common shares at an exercise price of $6.50 per share on May 3, 2000. Also pursuant to this Plan, Jenele C. Grassle was granted an option to purchase 25,000 common shares at an exercise price of $4.75 on January 2, 2001. These options vest 20% per year and expire at the end of six years.

                            AUDIT COMMITTEE REPORT

   The Board of Directors maintains an Audit Committee comprised of three of the Company's independent directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

   In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1) reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 30, 2000;

  (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board, and has discussed with the auditors the auditor's independence; and

  (3) received and reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, Independence Discussion with Audit Committees, as amended by the Independence Standards Board, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

   Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2000, as filed with the Securities and Exchange Commission.

                        Members of the Audit Committee:

                            William D. Dunlap, Jr.
                                Paul C. Reyelts
                                Mark L. Wilson

                            EXECUTIVE COMPENSATION

   The following table sets forth certain information regarding compensation earned or awarded during each of the last three fiscal years to the Company's Chief Executive Officer and each other executive officer (the "Named Executive Officers") who received total salary and bonus compensation in excess of $100,000 for fiscal 2000:

Summary Compensation Table

                                           Annual
                                        Compensation   Long-Term
                                            ($)       Compensation
                                       -------------- ------------
                                                       Securities
                                Fiscal                 Underlying   All Other
Name and Principal Position      Year  Salary  Bonus  Options (#)  Compensation
---------------------------     ------ ------  ------ ------------ ------------
John L. Morgan(1)..............  2000   37,884    --    600,000          --
  Chairman of the Board and
  Chief Executive Officer
Charles V. Kanan...............  2000  142,000 42,600       --         8,579(2)
  Vice President of Operations   1999  142,000 26,625    20,000        7,713
                                 1998  137,500 43,313       --         7,234
Rebecca J. Geyer...............  2000   88,846 18,872       --         5,506(2)
  Director of Once Upon A        1999   85,265 14,000    20,000        3,998
  Child(R) & Plato's Closet(R)   1998   67,971 10,150     1,000        2,945
K. Jeffrey Dahlberg(3).........  2000   73,850    --        --         5,695(2)
  Former Chairman and            1999  258,300    --        --        43,323
  Chief Executive Officer        1998  200,000    --        --        43,044

--------
(1) Began employment with the Company during fiscal 2000.

(2)  Consists of 401(k) Company matching contributions and profit sharing.

(3)  In March 2000, K. Jeffery Dahlberg resigned his positions with the
     Company.

Options Granted During Fiscal 2000

   The following table provides information relating to options granted to the Named Executive Officers during the Company's 2000 fiscal year:

                                                                            Potential
                                                                        Realizable Value
                                                                        at Assumed Annual
                          Number of                                      Rates of Stock
                          Securities    % of Total                            Price
                          Underlying   Options/SARs Exercise            Appreciation for
                         Options/SARs   Granted to  or Base               Option Term(2)
                           Granted     Employees in  Price   Expiration -----------------
Name                        (#)(1)     Fiscal Year   ($/Sh)     Date    5% ($)   10% ($)
----                     ------------  ------------ -------- ---------- ------  ---------
John L. Morgan..........   600,000(3)      77.9%      5.00    03/22/06  828,845 1,831,530
Charles V. Kanan........       --           --         --          --       --        --
Rebecca J. Geyer........       --           --         --          --       --        --
K. Jeffrey Dahlberg.....       --           --         --          --       --        --

--------
(1) The number indicated is the number of common shares that can be acquired upon exercise of the option. The Company has not granted any stock appreciation rights. Each option is non-transferable and provides for forfeiture of any unvested portion upon termination of employment.

(2) The assumed 5% and 10% annual rates of appreciation are hypothetical rates selected by the Securities and Exchange Commission and are not intended to, and do not, forecast or assume actual future stock prices.

(3) This option becomes exercisable in five installments of 20% per year commencing the first anniversary of the grant date: March 22, 2001. This option is a non-qualified stock option.

Aggregated Option Exercises During Fiscal 2000 and Fiscal Year-End Option
Values

   No options were exercised by the Named Executive Officers during fiscal 2000. The following table provides information relating to the number and value of options held by Named Executive Officers at fiscal year-end. The Company does not have any outstanding stock appreciation rights.

                               Number of Unexercised
                               Securities Underlying   Value of Unexercised In-
                                 Options at Fiscal       the-Money Options at
                                   Year-End (#)         Fiscal Year-End ($)(1)
Name                         Exercisable/Unexercisable Exercisable/Unexercisable
----                         ------------------------- -------------------------
John L. Morgan..............           0/600,000                  0/0
Charles V. Kanan............      25,000/20,000               1,875/5,625
Rebecca J. Geyer............       6,750/15,750               1,875/5,625
K. Jeffrey Dahlberg.........           0/0                        0/0

--------
(1) Options are "in-the-money" if the fair market value of the underlying shares at fiscal year-end is greater than the exercise price. The amounts set forth represent the difference between the fair market value of the common shares on December 30, 2000 and the option exercise price multiplied by the number of shares subject to the option.

Employment Agreements

   The Company entered into an employment agreement with John L. Morgan, CEO, in March 2000. The Company amended the agreement in February 2001 increasing Mr. Morgan's base salary from $50,000 to $100,000. The agreement continues in effect until terminated. Mr. Morgan is entitled to a bonus determined by the Compensation Committee. In connection with this agreement, Mr. Morgan was granted an option to purchase 600,000 shares of common stock at an exercise price of $5.00 per share. The option becomes exercisable 20% per year over five years, provided that Mr. Morgan remains the CEO of the Company.

   The Company also entered into an employment agreement with Stephen M. Briggs, President, on December 14, 2000. Mr. Briggs' salary under the agreement is $250,000 per year and he has the opportunity to earn an incentive bonus of up to 50% of his salary. In connection with this agreement, Mr. Briggs was granted an option to purchase 150,000 shares of common stock at an exercise price of $5.1875 per share. The option becomes exercisable 25% per year over four years provided that Mr. Briggs remains employed with the Company.

   No other key executives have an employment agreement with the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the 1934 Act requires the Company's directors, and executive officers, and persons who own more than ten percent of the Common Stock of the Company, to file with the Securities and Exchange Commission ("Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of common shares of the Company. Directors, officers and greater than ten percent shareholders are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 30, 2000, all Form 3, Form 4 and Form 5 filing requirements were met, except Form 3 was filed late for Kirk A. MacKenzie for the month of May 2000 and Form 3 was filed late for Paul F. Kelly for the month of November 2000.

                         COMPENSATION COMMITTEE REPORT

   Compensation Committee. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of officers, key employees and nonemployee directors of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company including enhanced share value. The Compensation Committee is comprised of three members of the Board of Directors, none of whom is an employee of the Company.

   Executive Compensation Policies and Programs. The Company's executive compensation programs are designed to attract and retain qualified executives and to motivate them to maximize shareholder investment by achieving strategic Company goals. There are three basic components to the Company's executive compensation program: base pay, annual incentive bonus and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of individual and Company performance, comparable compensation programs in the Minneapolis/Saint Paul metropolitan area, equity among employees and cost effectiveness.

   Base Pay. Base pay is designed to be competitive, although conservative, as compared to salary levels for equivalent positions at comparable companies in the Minneapolis/Saint Paul metropolitan area. The executive's actual salary within this competitive framework depends on the individual's performance, responsibilities, experience, leadership and potential future contribution. The initial recommendation, with respect to salary of all executive officers, was made by the Chief Executive Officer and the Chairman of the Board.

   Annual Incentive Bonus. In addition to base pay, each executive is eligible to receive an annual cash bonus. For fiscal 2000, the bonus for all executives was tied directly to the amount of royalties collected by the Company from its franchising operations and specific job performance criteria. The Committee believes that it is not in the best interests of the Company to identify the specific financial performance measures. Executives were eligible for a bonus of up to 50% of their base pay.

   Long-Term, Equity-Based Incentive Compensation. Under the current program, long-term incentive compensation consists of stock options that generally do not fully vest until after four years. Generally, stock options are awarded with an exercise price equal to the fair market value of the Company's common shares on the date of grant. Accordingly, the executive is rewarded only if the shareholders receive the benefit of appreciation in the price of the Common Stock.

   Because long-term options vest over time, the Company periodically grants new options to provide continuing incentives for future performance. Each executive's annual grants are based upon the individual's performance, responsibilities, experience, leadership and potential future contribution and any other factors deemed relevant by the Committee.

   Stock options are designed to align the interests of the Company's executives with those of shareholders by encouraging executives to enhance the value of the Company and, hence, the price of the Common Stock and the shareholders' investment. In addition, through deferred vesting, this component of the compensation system is designed to create an incentive for the executive to remain with the Company.

   Annual Reviews. Each year the Compensation Committee reviews its executive compensation polices and programs and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the individual performance of the Chief Executive Officer and Chairman of the Board.

   Chief Executive Officer. The Chief Executive Officer's compensation is established by the Compensation Committee or the Board of Directors based on a subjective consideration of his performance. The Chief Executive Officer is eligible for an annual incentive bonus as determined appropriate by the Compensation Committee. No bonus was paid for fiscal 2000.

   Limits On Deductible Compensation Payable To Executive Officers. The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the "Code") limiting corporate deductions to $1,000,000 for certain compensation paid the chief executive officer and each of the four other most highly compensated executives of publicly held companies. The Company does not believe it will pay "compensation" within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

   The foregoing report is submitted by Paul C. Reyelts, William D. Dunlap, Jr. and Mark L. Wilson, the members of the Compensation Committee.

Compensation Committee Interlocks

   No interlocking relationship exists among members of the Company's Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other Company.

                            STOCK PERFORMANCE GRAPH

   Shown below is a line graph comparing the yearly dollar change in the cumulative total shareholder return on the Company's Common Stock as against the cumulative total return of the Nasdaq Total Return Index and the Nasdaq Retail Stock Index. The graph and table assume the investment of $100 on December 31, 1995 in the Company's Common Stock and in the Nasdaq Total Return Index and the Nasdaq Retail Stock Index.

                     Comparison of Cumulative Total Return
                            Since December 31, 1995



                                         [graph]

                                   12/95  12/96   12/97   12/98   12/99   12/00
                                   ----- ------- ------- ------- ------- -------
      Grow Biz.................... $100  $ 90.91 $125.33 $140.26 $ 40.26 $ 48.05
      Nasdaq (US).................  100   123.19  145.03  209.66  385.27  237.62
      Nasdaq Retail...............  100   119.47  133.65  166.07  148.60   92.09

           INCREASE IN SHARES RESERVED FOR THE 1992 STOCK OPTION PLAN
                                 (Proposal #3)

General

   The Board of Directors has adopted, subject to shareholder approval, an increase in the number of shares of the Company's Common Stock for issuance under the Company's 1992 Stock Option Plan (the "1992 Plan") from 1,400,000 to 1,530,000 shares.

   A general description of the Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Vice President and General Counsel of the Company.

Description of the Plan

   Purpose. The purpose of the 1992 Plan is to attract and retain qualified officers and other employees and consultants by furnishing them an incentive to promote the success of the Company.

   Eligibility. All employees of the Company or any subsidiary are eligible to receive incentive stock options under the 1992 Plan. All employees and officers of, and consultants and advisors to, the Company or any subsidiary are eligible to receive non-qualified stock options. As of March 1, 2001, the Company had approximately 164 employees eligible to participate in the 1992 Plan.

   Options. The 1992 Plan requires that the option price of incentive stock options granted under the Plan shall be not less than 100% of the fair market value of the Company's Common Stock as of the date the option is granted and that the terms of an incentive stock option may not exceed ten years. The exercise price of any incentive stock option granted to an employee who owns Common Stock representing more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant must be equal to at least 110% of the fair market value on the date of grant. The 1992 Plan provides that non-qualified stock options shall have an option price not less than 100% of the fair market value of the Company's Common Stock on the date of grant unless otherwise determined by the Committee. The closing price of the Company's Common Stock, as reported by the Nasdaq SmallCap Market, on March 12, 2001, was $4.75. All incentive stock options granted under the 1992 Plan are nontransferable and are subject to various other conditions and restrictions. In the event that any outstanding option granted under the 1992 Plan for any reason expires or is terminated, the shares allocable to the unexercised portion of such option shall continue to be reserved for option under the Plan. Incentive stock options may be granted pursuant to the 1992 Plan through August 20, 2002, ten years from the effective date of the 1992 Plan. Non-qualified stock options may be granted pursuant to the 1992 Plan until the Plan is discontinued or terminated by the Board of Directors.

   Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The 1992 Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options, to determine the number of shares subject to each option and to prescribe the particular form and conditions of each option granted.

   Federal Income Tax Consequences of the Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 1992 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees, exercising options, and must withhold income and other employment-related taxes on such ordinary income.

   Incentive stock options granted under the 1992 Plan are intended to qualify for favorable tax treatment under Code Section 422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deductions upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

   Amendment. The Board of Directors of the Company may from time to time amend, suspend or discontinue the 1992 Plan; provided however, that no action of the Board of Directors or of the Committee may (i) materially increase the number of shares subject to the Plan; (ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which the options may be granted; or (iv) materially increase the benefits accruing to Optionees under the Plan unless such revision or amendment is approved by the shareholders of the Company.

   Plan Benefits. The table below shows the total number of stock options that have been received by the following individuals and groups under the 1992 Plan as of March 12, 2001.

                                                                Total number of
      Name and Position/Group                                   Options Received
      -----------------------                                   ----------------
      John L. Morgan...........................................     600,000
      Charles V. Kanan.........................................      52,500
      Rebecca J. Geyer.........................................      23,000
      Current Executive Officer Group..........................     845,500
      Current Non-executive Officer Director Group.............           0
      Current Non-executive Officer Employee Group.............     170,705

Vote Required

   Because of the positive response of employees to the 1992 Plan and because of our belief that making a greater number of shares available to employees and consultants is an effective means to insure the future growth and development of the Company, the Board of Directors recommends that shareholders approve the increase in the number of shares reserved for the 1992 Plan from 1,400,000 to 1,530,000 shares. Approval of the increase requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on the matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.

                      ADOPTION OF 2001 STOCK OPTION PLAN
                                 (Proposal #4)

General

   The Board of Directors has adopted, subject to shareholder approval, the Company's 2001 Stock Option Plan (the "2001 Plan") and has reserved 500,000 shares for issuance under the 2001 Plan.

   A more detailed description of the 2001 Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Vice President and General Counsel.

Description of the 2001 Plan

   Purpose. The purpose of the 2001 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees upon whose efforts the success of the Company will depend to a large degree.

   Term. Incentive stock options may be granted pursuant to the 2001 Plan until February 20, 2011, 10 years from the date the 2001 Plan was adopted by the Board. Nonqualified options may be granted under the 2001 Plan until the Plan is discontinued or terminated by the Board.

   Administration. The 2001 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The 2001 Plan gives broad powers to the Committee to administer and interpret the 2001 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

   Eligibility. All officers and employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 2001 Plan. All directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary are eligible to receive nonqualified stock options pursuant to the 2001 Plan. As of March 1, 2001, the Company had approximately 164 employees and five nonemployee directors.

   Options. When an option is granted under the 2001 Plan, the Committee at its discretion specifies the option price, the type of option (whether "incentive" or "nonqualified") to be granted and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option and, unless otherwise determined by the Committee, the exercise price of a nonqualified stock option, may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on March 12, 2001 was $4.75 per share. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of an incentive stock option may not exceed ten years from the date of grant.
Each incentive stock option and, unless otherwise determined by the Committee, each nonqualified stock option granted under the 2001 Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the 2001 Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship.

   Amendment. The Board of Directors may from time to time suspend or discontinue the 2001 Plan or revise or amend it in any respect; provided, that no such revision or amendment may impair the terms and condition of any outstanding option to the detriment of the optionee without the consent of the optionee except as authorized in the event of merger, consolidation or liquidation of the Company.

   Federal Income Tax Consequences of the Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 2001 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

   Incentive stock options granted under the 2001 Plan are intended to qualify for favorable tax treatment under Code Section 422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deductions upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

   Plan Benefits. No stock options have been granted under the Plan to date. Because future grants of options are subject to the discretion of the Administrator, the future benefits that may be received by any individuals or groups under the 2001 Plan cannot be determined at this time.

Vote Required

   The Board of Directors recommends that shareholders approve the 2001 Plan. Approval of the Plan requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on the matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.

                      APPOINTMENT OF INDEPENDENT AUDITORS
                                 (Proposal #5)

   Based on the recommendation of the Audit Committee, the Board of Directors has voted to retain Arthur Andersen LLP to serve as independent auditors for the Company for fiscal year 2001 and is submitting its appointment of such firm to the shareholders for ratification. Arthur Andersen LLP has served as the Company's independent auditors since 1992. If the appointment is not ratified, the Board of Directors will reconsider its selection. Representatives from Arthur Andersen LLP will be present at the meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

   Audit Fees. The aggregate fees billed by Arthur Andersen LLP for professional services rendered in connection with the audit of the Company's annual financial statements for fiscal 2000 and reviews of the financial statements included in the Company's Forms 10-Q for fiscal 2000 were $68,500.

   Financial Information Systems Design and Implementation Fees. The aggregate fees billed by Arthur Andersen LLP for financial information systems design and implementation services rendered to the Company during fiscal 2000 were $0.

   All Other Fees. The aggregate fees billed by Arthur Andersen LLP for all other non-audit services rendered to the Company during fiscal 2000, including fees for tax-related services, were $10,800.

   The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Arthur Andersen LLP's independence and has determined that such services have not adversely affected Arthur Andersen LLP's independence.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                       DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership

   The following table sets forth the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each Named Executive Officer,
(iii) each director of the Company, (iv) each director nominee and (v) all directors and executive officers as a group. All persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned, unless otherwise noted. The number of shares listed is as of March 12, 2001, unless otherwise noted.

                                                Number of
                                                  Shares         Percent of
                                               Beneficially      Outstanding
      Name and Address                            Owned            Shares
      ----------------                         ------------      -----------
      John L. Morgan..........................  1,008,064(1)(2)     17.7%
        4200 Dahlberg Drive, Suite 100
        Minneapolis, MN 55422
      Kirk A. MacKenzie.......................    495,000(1)(3)      8.9%
        10400 Viking Drive, Suite 160
        Eden Prairie, MN 55344
      Paul C. Reyelts.........................      5,000(4)           *
      William D. Dunlap, Jr...................      5,000(4)           *
      Mark L. Wilson..........................      5,000(4)           *
      Jenele C. Grassle.......................          0              *
      Charles V. Kanan........................     32,060(5)           *
      Stephen M. Briggs.......................          0              *
      Paul F. Kelly...........................     10,500              *
      Rebecca J. Geyer........................      7,340(6)           *
      Rush River Group, LLC...................    420,000(1)         7.5%
        10400 Viking Drive, Suite 160
        Eden Prairie, MN 55344
      Jack A. Norqual.........................    490,000(1)         8.8%
        10400 Viking Drive, Suite 160
        Eden Prairie, MN 55344
      K. Jeffrey Dahlberg.....................  1,251,250(7)        23.2%
        455 North Ferndale Drive
        Wayzata, MN 55391
      Ronald G. Olson.........................  1,299,068(8)        24.1%
        3400 Fox Street
        Long Lake, MN 55356
      Sheldon T. Fleck........................    675,100(9)        12.1%
        5720 Smetana Drive
        Minnetonka, MN 55343
      All directors and current executive
       officers as a group (11 persons).......  1,153,964(10)       20.0%

--------
*  Less than 1%
(1) Includes 220,000 shares and a warrant to purchase 200,000 shares held by Rush River Group, LLC, in which Mr. Morgan, Mr. McKenzie and Mr. Norqual each own one-third of the equity interest and which shares are reported as beneficially owned by Mr. Morgan, Mr. MacKenzie, Mr. Norqual and Rush River Group, LLC. Mr. Morgan, Mr. MacKenzie and Mr. Norqual share voting power and dispositive power with respect to the securities owned by Rush River Group, LLC and, along with Rush River Group, LLC, file as a group pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934.

(2) Includes 4,300 shares held by Mr. Morgan's wife, for which he disclaims beneficially ownership, and 120,000 shares which may be acquired within 60 days through the exercise of a stock option.
(3) Includes 5,000 shares which may be acquired within 60 days through the exercise of a stock option.
(4) Such shares are not outstanding but may be acquired within 60 days through the exercise of a stock option.
(5) Includes 28,750 shares which may be acquired within 60 days through the exercise of stock options.
(6) Includes 7,250 shares which may be acquired within 60 days through the exercise of stock options.
(7) As disclosed in Form 4 filed on March 13, 2001. Includes 279,250 shares held in trust for minor children.
(8) As disclosed in Form 4 filed in March 2001. Includes 17,900 shares held by Mr. Olson's adult children, 111,600 shares held in trust for these children and 1,500 shares held by Mr. Olson's wife. Mr. Olson disclaims beneficial ownership of these shares.
(9) As disclosed in Form 4 filed on January 9, 2001. Includes warrant to purchase 200,000 shares.
(10) Includes 181,000 shares which may be acquired within 60 days through the exercise of stock options and 200,000 shares which may be acquired immediately through the exercise of a warrant.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Consulting Arrangement with Sheldon T. Fleck

   In November 1999, the Company engaged Sheldon T. Fleck, a shareholder of the Company, to act as a non-exclusive financial advisor to the Company. Under the engagement agreement, Mr. Fleck provided services to the Company in the areas of strategic planning and business development through February 29, 2000. On March 22, 2000, the Company issued a warrant to Mr. Fleck to purchase 200,000 shares of the Company's common stock, exercisable immediately for a period of eight years at an exercise price of $6.00 per share. Mr. Fleck owns approximately 8.8% of the outstanding shares of the Company's common stock as of March 12, 2001, excluding the beneficial ownership of the warrant.

Change in Control

   On March 22, 2000 and June 6, 2000, John L. Morgan, Chief Executive Officer and a director, Kirk A. MacKenzie, a director, and their associates acquired collectively 780,000 shares of Common Stock from K. Jeffrey Dahlberg, the Company's former Chief Executive Officer, in a private transaction at an average purchase price of $6.39 per share. These shares were acquired for cash using personal funds of the acquirers and represent 14.5% of the shares of Common Stock outstanding as of June 6, 2000. In March 2000, in connection with these transactions, K. Jeffrey Dahlberg resigned his position as Chairman and Chief Executive Officer. Prior to these acquisitions, Mr. Dahlberg beneficially owned approximately 38.3% of the Company's outstanding shares of Common Stock.

   On July 31, 2000, the Company entered into a credit agreement with Rush River Group, LLC, an affiliate of the Company, to provide a credit facility of up to $7.5 million. John L. Morgan, CEO, and Kirk A. MacKenzie, director, each own one-third of the voting equity of Rush River Group, LLC. Under the credit facility, the Company will pay to Rush River Group, LLC 14% per year on money borrowed. Under the terms of the credit agreement, the Company agreed that certain occurrences would be events of default including without limitation if John L. Morgan ceases to be Chief Executive Officer of the Company. Should Mr. Morgan cease to be Chief Executive Officer of the Company, Rush River Group, LLC would have the option to accelerate all payments owed to it by the Company under the credit facility. In consideration of Rush River Group, LLC providing a credit facility to the Company, a warrant to purchase 200,000 shares of Common Stock of the Company at an exercise price of $2.00 per shares was issued to Rush River Group, LLC.

                             SHAREHOLDER PROPOSALS

   Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2002 Annual Meeting must be received by the Company by November 28, 2001. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Stockholders who intend to present a proposal at the 2002 Annual Meeting without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than February 11, 2002. If any matters properly come before our 2002 Annual Meeting, but we did not receive notice of it prior to February 11, 2002, the persons named in our proxy card for that Annual Meeting will have the discretion to vote the proxies on such matters in accordance with their best judgment. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

   A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 30, 2000 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ON MARCH 12, 2001, THE RECORD DATE FOR THE 2001 ANNUAL MEETING, AND SHOULD BE DIRECTED TO MARK T. HOOLEY, VICE PRESIDENT AND GENERAL COUNSEL, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                 OTHER MATTERS

   The Board of Directors knows of no other matters to be presented at the meeting. In the event any other business is presented at the meeting, the persons named in the enclosed proxy will have authority to vote on that business in accordance with their judgment.

                                          By the Order of the Board of
                                           Directors

                                          /s/ John J. Morgan
                                          John L. Morgan
                                          Chairman and Chief Executive Officer

                                                                     APPENDIX A

                         GROW BIZ INTERNATIONAL, INC.
                            AUDIT COMMITTEE CHARTER

I. Organization

   There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of three directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as an audit committee member.

   Each member of the audit committee shall be financially literate, as such qualification is interpreted by the board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the audit committee; and at least one member of the audit committee must have accounting or related financial management expertise, as the board interprets such qualifications in its business judgment.

II. Statement of Policy

   The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the corporation and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation.

III. Responsibilities

   In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

   In carrying out these responsibilities, the audit committee will:

  .  Obtain the full board's approval of this charter.

  . Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

  . Obtain from the independent auditors a formal written statement regarding relationships and services that may affect objectivity and independence. Any relevant matters will be addressed with the independent auditors and appropriate action to address the independence of the auditor will be recommended to the full board.

  . Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized and at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors.

  . Review with the independent auditors the corporation's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the audit committee periodically should review corporation policy statements to determine their adherence to the code of conduct.

  . Review legal and regulatory matters that may have a material effect on the financial statements or related corporation compliance policies.

  . Determine the appropriate frequency and timing of meetings and receive prior to each meeting a summary of the financial results for the most recent period and an agenda for the meeting.

  . Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Annually discuss and review with financial management and independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices. Also review with financial management and the independent auditors their qualitative judgments about the appropriateness, not just acceptability, of accounting principles, underlying estimates and financial disclosure practices used by the corporation.

  . Review and discuss quarterly financial statements, significant matters identified and quality of earnings with management prior to the filing of the Form 10-Q.

  . Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of the audit.

  . Review accounting and financial human resources and succession planning within the corporation.

  . Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each audit committee meeting with, the board of directors.

  . Investigate any matter brought to its attention within the scope of its duties with the power to retain outside counsel for this purpose if, in its judgment, this is appropriate.

  . Prepare the audit committee report required by the SEC to be filed in the proxy statement beginning in 2001.

  . Review and assess conflicts of interest and other related party transactions.

  .  Monitor compliance with SEC Staff Accounting Bulletin No. 99,
     Materiality.

  . Review and reassess the adequacy of this charter on an annual basis and provide NASDAQ with timely annual written affirmation of having conducted such review and reassessment.

                                                                      Appendix B

                   PLAY IT AGAIN SPORTS FRANCHISE CORPORATION

                             1992 STOCK OPTION PLAN



                                   SECTION 1.

                                   DEFINITIONS
                                   -----------

         As used herein, the following terms shall have the meanings indicated below:

                  (a) The "Company" shall mean Play it Again Sports Franchise Corporation, a Minnesota corporation.

                  (b) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                  (c) "Common Stock" shall mean the Common Stock of the Company, subject to adjustment as described in Section 12.

                  (d) The "Plan" shall mean the Play It Again Sports Franchise Corporation 1992 Stock Option Plan, as amended hereafter from time to time, including the forms of Option Agreements as they may be modified by the Board from time to time.

                  (e) The "Optionee" for purposes of Section 9 is an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the "Optionee" is the officer, employee, advisor or consultant of the Company or any Subsidiary to whom a nonqualified stock option has been granted.

                  (f) "Committee" shall mean a Committee composed of not fewer than the minimum number of persons required by Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, who may be appointed by, and serve at the pleasure of the Board and shall have such powers and authority as are granted to it by the Board, including, without limitation, the authority to grant stock options hereunder. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, as then in effect. Effective as of September 1, 1992, except to the extent an earlier effective date applies under the phase-in rules of new Rule 16b-3, a "disinterested" person under Rule 16b-3 means a person who, among other things, has not at any time within one year prior to appointment to the Committee been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or its affiliates, except to the extent such participation does not disqualify such director from being a disinterested person under Rule 16b-3.

                  (g) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

                                   SECTION 2.

                                     PURPOSE
                                     -------

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers (including directors who are also officers), employees and consultants upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422A of the Internal Revenue Code, and through the granting of nonqualified stock options pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN
                             ----------------------

         The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company.

                                   SECTION 4.

                                 ADMINISTRATION
                                 --------------

         The Plan shall be administered by the Board of Directors of the Company (the "Board") or, to the extent empowered by the Board, by a Stock Option Committee (hereinafter referred to as the "Committee" and as defined in Section 1(f) of this Plan) which may be appointed by the Board from time to time. The Board shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price, terms and conditions of each option. The Committee shall have such powers as are granted to it by the Board. The Board, or the Committee if so empowered by the Board, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's interpretation of the Plan, or the Committee's interpretation if so empowered by the Board, and all actions taken and determinations made by the Board pursuant to the power vested in it hereunder, or by the Committee to the extent empowered by the Board, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.

                                  PARTICIPANTS
                                  ------------

         The Board, or the Committee if so empowered by the Board, shall from time to time, at its discretion and without approval of the shareholders, designate those officers (including directors who are also officers), employees, consultants or advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The Board, or the Committee if so empowered by the Board, shall also designate those employees of the Company or of any Subsidiary to whom incentive stock options shall be granted.

         The Board, or the Committee if so empowered by the Board, may grant additional incentive stock options or nonqualified stock options to some or all participants then holding options or may grant such options solely or partially to new participants. In designating participants, the Board, or the Committee if so empowered by the Board, shall also determine the number of shares to be optioned to each such participant.

                                   SECTION 6.

                                      STOCK
                                      -----

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. Five Hundred Thousand (500,000) shares of Common Stock shall be reserved and available for options under the Plan; provided, however, the total number of shares of Common Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Common Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.

                                DURATION OF PLAN
                                ----------------

         Incentive stock options may be granted pursuant to this Plan from time to time during a period of ten (10) years from the earlier of the date the Plan is approved by the Board of Directors or the date it is approved by the shareholders of the Company. Nonqualified stock options may be granted pursuant to the Plan from time to time after the date the Plan is adopted by the Board of Directors and until the Plan is discontinued or terminated by the Board.

                                   SECTION 8.

                                     PAYMENT
                                     -------

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check or Common Stock of the Company valued at such stock's then "fair market value" as defined in Section 9 below.

                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
                 -----------------------------------------------

         Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board) and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the

         Common Stock per share on the date the Board, or the Committee if so empowered by the Board, grants the option; provided, however, that, if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent, or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. For purposes hereof, if such stock is then reported in the national market system or listed upon an established exchange or exchanges, "fair market value" of the Common Stock per share shall be the highest closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. If such stock is not so reported in the national market system or listed upon an exchange, "fair market value" shall be the mean between the "bid" and "asked" prices on the date the option is granted or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes. If such stock is not publicly traded as of the date the option is granted, the "fair market value" of the Common Stock shall be determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to all such options. The Board, or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

                  (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board, but in no event shall any incentive stock option be exercisable during a term of more than ten
         (10) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Board, or the Committee if so empowered by the Board, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "Incentive Stock Option" as defined in
         Section 422A of the Internal Revenue Code or to conform to any change therein.

                  (d) Holding Period. The sale or other disposition of any shares of Common Stock acquired by an Optionee pursuant to the exercise of an option described above shall be eligible for the favorable taxation treatment of Section 421(a) of the Internal Revenue Code if no disposition of such shares is made by the Optionee within two (2) years from the date of the granting of the option under which the shares were acquired nor within one year after the acquisition of such shares pursuant to the exercise of such option, or such other periods as may be prescribed by the Internal Revenue Code. In the event of an Optionee's death, such holding period shall not be applicable pursuant to Section 421(c)(1) of the Internal Revenue Code.

                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
               --------------------------------------------------

         Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board), and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board of Directors, or the Committee if so empowered by the Board, the option price per share shall be equal to one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option. For purposes hereof, the "fair market value" of a share of Common Stock shall have the same meaning as set forth under
         Section 9(a) herein.

                  (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Withholding. In the event the Optionee is required under the Option Agreement to pay to the Company, or make arrangements satisfactory to the Company respecting payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise, the Board or the Committee may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its "fair market value," as provided under
         Section 9(a) hereof, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                  (d) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.

                                   SECTION 11.

                               TRANSFER OF OPTION
                               ------------------

         No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.

                                   SECTION 12.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                    ----------------------------------------
                          CONSOLIDATION OR LIQUIDATION
                          ----------------------------

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the price per share thereof shall be equitably adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         In the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board of Directors shall, in its sole discretion, in connection with the Board's adoption of the plan for sale, merger, exchange, consolidation or liquidation, provide for one or more of the following: (i) the acceleration of the exercisability of any or all outstanding options; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such sale, merger, exchange, consolidation or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange, consolidation or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange, consolidation or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 13.

                               INVESTMENT PURPOSE
                               ------------------

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of the Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to an Optionee, the Board, or the Committee if so empowered by the Board, may require the Optionee to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee if so empowered by the Board, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that the Optionee shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.

                                   SECTION 14.

                             RIGHTS AS A SHAREHOLDER
                             -----------------------

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares (except as otherwise provided in Section 12 above). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12).

                                   SECTION 15.

                              AMENDMENT OF THE PLAN
                              ---------------------

         The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall, (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of "Incentive Stock Options" as defined in Section 422A of the Internal Revenue Code.

                                   SECTION 16.

                        NO OBLIGATION TO EXERCISE OPTION
                        --------------------------------

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ or as a director for any period.

                                 AMENDMENT NO. 1
                                     to the
                          GROW BIZ INTERNATIONAL, Inc.
                             1992 STOCK OPTION PLAN


The following resolution was adopted by the Board of Directors of Grow Biz International, Inc. effective February 25, 1994.

Increase in Number of Shares Reserved Under 1992 Stock Option Plan
------------------------------------------------------------------

WHEREAS, the directors believe that it is in the best interests of the Corporation to increase the number of shares reserved for issuance under the 1992 Stock Option Plan ("1992 Plan");

         RESOLVED, that the number of shares reserved for issuance under the 1992 Plan shall be increased from 500,000 to 800,000 shares of the Corporation's Common Stock, such increase in the number of shares reserved for issuance shall be submitted for approval by the shareholders at the next meeting of the shareholders of the Corporation.

         RESOLVED FURTHER, that the officers of the Corporation be, and they each hereby are, authorized and directed to take or cause the Corporation's transfer agent to take such action as they may deem necessary or advisable to accomplish the foregoing, and, subject to the approval of the shareholders, all such actions as heretofore may have been taken by the officers and directors for such purposes are hereby ratified and confirmed.

                                 AMENDMENT NO. 2
                                     to the
                          GROW BIZ INTERNATIONAL, Inc.
                             1992 STOCK OPTION PLAN


The following resolution was adopted by the Board of Directors of Grow Biz International, Inc. effective March 14, 1996.

Increase in Number of Shares Reserved Under 1992 Stock Option Plan
------------------------------------------------------------------

WHEREAS, the directors believe that it is in the best interests of the Corporation to increase the number of shares reserved for issuance under the 1992 Stock Option Plan ("1992 Plan");

         RESOLVED, that the number of shares reserved for issuance under the 1992 Plan shall be increased from 800,000 to 1,100,000 shares of the Corporation's Common Stock, such increase in the number of shares reserved for issuance shall be submitted for approval by the shareholders at the next meeting of the shareholders of the Corporation.

         RESOLVED FURTHER, that the officers of the Corporation be, and they each hereby are, authorized and directed to take or cause the Corporation's transfer agent to take such action as they may deem necessary or advisable to accomplish the foregoing, and, subject to the approval of the shareholders, all such actions as heretofore may have been taken by the officers and directors for such purposes are hereby ratified and confirmed.

                                 AMENDMENT NO. 3
                                     to the
                          GROW BIZ INTERNATIONAL, Inc.
                             1992 STOCK OPTION PLAN


The following resolution was adopted by the Board of Directors of Grow Biz International, Inc. effective February 18, 1998.

Increase in Number of Shares Reserved Under 1992 Stock Option Plan
------------------------------------------------------------------

         RESOLVED, that the number of shares reserved for issuance under the 1992 Stock Option Plan ("1992 Plan") shall be increased from 1,100,000 to 1,400,000 shares of the Corporation's Common Stock, such increase in the number of shares reserved for issuance shall be submitted for approval by the shareholders at the next meeting of the shareholders of the Corporation.

         RESOLVED FURTHER, that the officers of the Corporation be, and they each hereby are, authorized and directed to take or cause the Corporation's transfer agent to take such action as they may deem necessary or advisable to accomplish the foregoing, and, subject to the approval of the shareholders, all such actions as heretofore may have been taken by the officers and directors for such purposes are hereby ratified and confirmed.

                                 AMENDMENT NO. 4
                                     to the
                          GROW BIZ INTERNATIONAL, Inc.
                             1992 STOCK OPTION PLAN


The following resolution was adopted by the Board of Directors of Grow Biz International, Inc. effective February 20, 2001.

Increase in Number of Shares Reserved Under 1992 Stock Option Plan
------------------------------------------------------------------

         RESOLVED, that the number of shares reserved for issuance under the 1992 Stock Option Plan ("1992 Plan") shall be increased from 1,400,000 to 1,530,000 shares of the Corporation's Common Stock, such increase in the number of shares reserved for issuance shall be submitted for approval by the shareholders at the next meeting of the shareholders of the Corporation.

         RESOLVED FURTHER, that the officers of the Corporation be, and they each hereby are, authorized and directed to take or cause the Corporation's transfer agent to take such action as they may deem necessary or advisable to accomplish the foregoing, and, subject to the approval of the shareholders, all such actions as heretofore may have been taken by the officers and directors for such purposes are hereby ratified and confirmed.

                                                                      Appendix C


                          GROW BIZ INTERNATIONAL, INC.
                             2001 STOCK OPTION PLAN


                                   SECTION 1.
                                   DEFINITIONS
                                   -----------

         As used herein, the following terms shall have the meanings indicated below:

                  (a) "Affiliate" shall mean a Parent or Subsidiary of the Company.

                  (b) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. In the event the Company's securities are registered pursuant to
         Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended.

                  (c) The "Company" shall mean Grow Biz International, Inc., a Minnesota corporation.

                  (d) "Fair Market Value" as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

                  (e) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

                  (f) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

                  (g) The "Optionee" means an employee of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor, to or director, employee or officer, of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10; or a director to whom a nonqualified stock option has been granted hereunder.

                  (h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

                  (i) The "Plan" means the Grow Biz International, Inc. 2001 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Administrator from time to time.

                  (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.
                                     PURPOSE
                                     -------

         The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, and through the granting of "non-qualified stock options." Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. In the event shareholder approval is not obtained within such twelve-month period, any incentive stock options granted under the Plan shall automatically become nonqualified stock options.


                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN
                             ----------------------

         The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.


                                   SECTION 4.
                                 ADMINISTRATION
                                 --------------

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter the Board and Committee shall be collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the

Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.
                                  PARTICIPANTS
                                  ------------

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Affiliate to whom incentive stock options shall be granted under this Plan. The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.
                                      STOCK
                                      -----

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Five Hundred Thousand (500,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.
                                DURATION OF PLAN
                                ----------------

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.
                                     PAYMENT
                                     -------

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of Option Stock valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the Option granted to the Optionee or upon any exercise of the Option by the Optionee. "Previously-owned shares" means shares of Option Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

         With respect to payment in the form of shares of Option Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
                 -----------------------------------------------

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Option Stock on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Option Stock on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

                  (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                   SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
               --------------------------------------------------

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Option Stock on the date the Administrator grants the option; provided, however, that the option price per share may not be less than eighty-five percent (85%) of the per share Fair Market Value of the Option Stock on the date of grant.

                  (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Option Stock otherwise issuable to the Optionee as a result of the option's exercise having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                  (d) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

                                   SECTION 11.
                               TRANSFER OF OPTION
                               ------------------

         No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         No nonqualified stock option shall be transferred, except that the Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.


                                   SECTION 12.
                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                    ----------------------------------------
                                 OR LIQUIDATION
                                 --------------

         If, following adoption of this Plan, the Company effects an increase or decrease in the number of shares of Common Stock in the form of a subdivision or consolidation of shares, or the payment of a stock dividend, or effects any other increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be appropriately adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the Option Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), all outstanding stock options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, the acceleration of the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, or in the event a pooling of interests transaction precludes the acceleration of the exercisability of outstanding options, the Board may provide for one or more of the following:

                  (a) the complete termination of this Plan and the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

                  (b) that Optionees holding outstanding stock options shall receive, with respect to each share of Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

                  (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 13.
                               INVESTMENT PURPOSE
                               ------------------

         No shares of Option Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the grant of any stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

                  (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Option Stock without the prior written consent of the underwriter(s) or its representative(s).

                  (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Administrator shall have the right (i) to accelerate the exercisability of any stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

                  (c) In the event of a transaction (as defined in Section 12 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.


                                   SECTION 14.
                             RIGHTS AS A SHAREHOLDER
                             -----------------------

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).


                                   SECTION 15.
                              AMENDMENT OF THE PLAN
                              ---------------------

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 16.
                        NO OBLIGATION TO EXERCISE OPTION
                        --------------------------------

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Optionee in its employ for any period.

                                                                    Appendix C-1

                        INCENTIVE STOCK OPTION AGREEMENT

                          GROW BIZ INTERNATIONAL, INC.
                             2001 STOCK OPTION PLAN


         THIS AGREEMENT, made effective as of this ____ day of _____________, ______, by and between Grow Biz International, Inc., a Minnesota corporation (the "Company"), and ______________________ ("Optionee").

                              W I T N E S S E T H:

         WHEREAS, Optionee on the date hereof is a key employee or officer of the Company or an Affiliate; and

         WHEREAS, the Company wishes to grant an incentive stock option to Optionee to purchase shares of the Company's Common Stock pursuant to the Company's 2001 Stock Option Plan (the "Plan"); and

         WHEREAS, the Administrator of the Plan has authorized the grant of an incentive stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company's Common Stock is $ per share;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee on the date set forth above (the "Date of Grant"), the right and option (the "Option") to purchase all or portions of an aggregate of ( ) shares of Common Stock (the "Stock") at a per share price of $ on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 12 of the Plan. This Option is intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, to the extent permitted under Code
Section 422(d).

         2. Duration and Exercisability.

                  a. General. The term during which this Option may be exercised shall terminate on _______________________________, ______, except as otherwise provided in Paragraphs 2(b) through 2(d) below. This Option shall become exercisable according to the following schedule:

                                              Cumulative Percentage
                  Vesting Date                        of Shares
                  ------------                ---------------------






Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, Optionee may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this Option's termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase.

                                     C-1-1

                  b. Termination of Employment (Other Than Disability or Death). If Optionee's employment with the Company or its Affiliate is terminated for any reason other than disability or death, this Option shall terminate on the earlier of (i) the close of business on the three-month anniversary date of the such termination of employment, and
         (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Optionee's employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.

                  c. Disability. If Optionee's employment terminates because of disability (as defined in Code Section 22(e), or any successor provision), this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Optionee's employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Optionee under this Option shall be forfeited.

                  d. Death. In the event of Optionee's death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the date of Optionee's death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Optionee's death, this Option shall be exercisable by the person or persons to whom Optionee's rights under this Option shall have passed by Optionee's will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Optionee's death, but had not previously been exercised. To the extent this Option was not exercisable upon the date of Optionee's death, or if such person or persons do not exercise this Option within the time specified in this Paragraph 2(d), all rights under this Option shall be forfeited.

         3. Manner of Exercise.

                  a. General. The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the Option Period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the Option period as provided herein.

                  b. Form of Payment. Subject to approval by the Administrator, payment of the option price by Optionee shall be in the form of cash, personal check, certified check or previously acquired shares of Stock of the Company, or any combination thereof. Any Stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, "previously-owned shares" means shares of Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

                  c. Stock Transfer Records. As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock

                                     C-1-2
         certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

         4. Miscellaneous.

                  a. Employment; Rights as Shareholder. This Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its Affiliates, nor will it interfere in any way with the right of the Company to terminate such employment. Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12 of the Plan.

                  b. Securities Law Compliance. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Stock to be acquired pursuant to such exercise shall be held, until such time that such Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

                  c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Stock (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee's rights with respect to any unexercised portion of the Option (i.e., Optionee shall have such "anti-dilution" rights under the Option with respect to such events, but shall not have "preemptive" rights).

                  d. Shares Reserved. The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

                  e. Withholding Taxes on Disqualifying Disposition. In the event of a disqualifying disposition of the shares acquired through the exercise of this Option, Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition, the Company may take such action as it deems appropriate to insure that, if necessary to comply with all applicable federal or state income tax laws or regulations, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. Optionee may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of Stock having a Fair Market Value equal to such obligations.

                  f. Nontransferability. During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee's guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

                  g. 2001 Stock Option Plan. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this

                                      C-1-3

         Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

                  h. Lockup Period Limitation. Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Stock without the prior written consent of the underwriter(s) or its representative(s).

                  i. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Administrator shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days' prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

                  j. Accounting Compliance. Optionee agrees that, if a merger, reorganization, liquidation or other "transaction" as defined in
         Section 12 of the Plan is treated as a "pooling of interests" under generally accepted accounting principles and Optionee is an "affiliate" of the Company or any Affiliate (as defined in applicable legal and accounting principles) at the time of such transaction, Optionee will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

                  k. Stock Legend. The Administrator may require that the certificates for any shares of Stock purchased by Optionee (or, in the case of death, Optionee's successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(k) of this Agreement.

                  l. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 2 or Paragraph 4(f) above.

                  m. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and

                                      C-1-4
         reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minneapolis.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                            GROW BIZ INTERNATIONAL, INC.


                                            By:
                                               ---------------------------------
                                               Its:
                                                   -----------------------------



                                            ------------------------------------
                                                                        Optionee

                                      C-1-5

                                                                    Appendix C-2

                       NONQUALIFIED STOCK OPTION AGREEMENT

                          GROW BIZ INTERNATIONAL, INC.
                             2001 STOCK OPTION PLAN


         THIS AGREEMENT, made effective as of this ______ day of ___________, _____, by and between Grow Biz International, Inc., a Minnesota corporation (the "Company"), and _________________ ("Optionee").


                              W I T N E S S E T H:

         WHEREAS, Optionee on the date hereof is a key employee, officer or director of the Company or its Affiliate; and

         WHEREAS, the Company wishes to grant a nonqualified stock option to Optionee to purchase shares of the Company's Common Stock pursuant to the Company's 2001 Stock Option Plan (the "Plan"); and

         WHEREAS, the Administrator has authorized the grant of a nonqualified stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company's Common Stock is $ per share;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee on the date set forth above (the "Date of Grant"), the right and option (the "Option") to purchase all or portions of an aggregate of ( ) shares of Common Stock (the "Stock") at a per share price of $ on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 12 of the Plan. This Option is a nonqualified stock option and will not be treated as an incentive stock option, as defined under Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

         2. Duration and Exercisability.

                  a. General. The term during which this Option may be exercised shall terminate on ____________________________, ______, except as otherwise provided in Paragraphs 2(b) through 2(d) below. This Option shall become exercisable according to the following schedule:

                                                  Cumulative Percentage
                  Vesting Date                            of Shares
                  ------------                    ---------------------







Once the Option becomes fully exercisable, Optionee may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to

                                      C-2-1
purchase, Optionee may purchase upon any subsequent exercise prior to this Option's termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase.

                  b. Termination of Relationship (Other Than Disability or Death). If Optionee's relationship with the Company or any Subsidiary is terminated for any reason other than disability or death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of the termination of such relationship, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following such termination, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding the date on which Optionee's relationship with the Company or Subsidiary terminated, but had not previously been exercised. To the extent this Option was not exercisable upon the termination of such relationship, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.

                  c. Disability. If Optionee ceases to be [an employee] [a consultant] [a nonemployee director] of the Company or any Subsidiary because of disability (as defined in Code Section 22(e), or any successor provision), this Option shall completely terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the termination of all such relationships, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following such termination, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding the date on which all of Optionee's relationships with the Company or Subsidiary have terminated, but had not previously been exercised. To the extent this Option was not exercisable upon the termination of such relationship, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Optionee under this Option shall be forfeited.

                  d. Death. In the event of Optionee's death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the date of Optionee's death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Optionee's death, this Option may be exercised by the person or persons to whom Optionee's rights under this Option shall have passed by Optionee's will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Optionee's death, but had not previously been exercised. To the extent this Option was not exercisable upon the date of Optionee's death, or if such person or persons fail to exercise this Option within the time specified in this Paragraph 2(d), all rights under this Option shall be forfeited.

         3. Manner of Exercise.

                  a. General. The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the option period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be exercised as to the unexercised shares any number of times during the option period as provided herein.

                  b. Form of Payment. Subject to the approval of the Administrator, payment of the option price by Optionee shall be in the form of cash, personal check, certified check or previously acquired shares of Stock of the Company, or any combination thereof. Any Stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, "previously-owned shares" means shares of Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

                                      C-2-2

                  c. Stock Transfer Records. As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

         4. Miscellaneous.

                  a. Rights as Shareholder. This Agreement shall not confer on Optionee any right with respect to the continuance of any relationship with the Company or any of its Affiliates, nor will it interfere in any way with the right of the Company to terminate any such relationship. Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12 of the Plan.

                  b. Securities Law Compliance. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Stock to be acquired pursuant to such exercise shall be held, until such time that such Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee's own account without a view to any further distribution thereof and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

                  c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee's rights with respect to any unexercised portion of the Option (i.e., Optionee shall have such "anti-dilution" rights under the Option with respect to such events, but shall not have "preemptive" rights).

                  d. Shares Reserved. The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

                  e. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law.

                  Subject to such rules as the Administrator may adopt, the Administrator may, in its sole discretion, permit a Optionee to satisfy such withholding tax obligations, in whole or in part (i) by delivering shares of Stock of having an equivalent fair market value, or (ii) by electing to have the Company withhold shares of Stock otherwise issuable to Optionee having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company or Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. Optionee's election to have shares withheld for purposes of such withholding tax obligations shall be made on or before the date that triggers such obligations or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Optionee's election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3 or any successor provision, as then in

                                      C-2-3
         effect, of the General Rules and Regulations under the Securities and Exchange Act of 1934, if applicable.

                  f. Nontransferability. During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee's guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

                  g. 2001 Stock Option Plan. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. All defined terms of the Plan shall have the same meaning when used in this Agreement. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

                  h. Lockup Period Limitation. Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Stock without the prior written consent of the underwriter(s) or its representative(s).

                  i. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Administrator shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days' prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

                  j. Accounting Compliance. Optionee agrees that, if a merger, reorganization, liquidation or other "transaction" as defined in
         Section 12 of the Plan is treated as a "pooling of interests" under generally accepted accounting principles and Optionee is an "affiliate" of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such transaction, Optionee will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

                  k. Stock Legend. The Administrator may require that the certificates for any shares of Common Stock purchased by Optionee (or, in the case of death, Optionee's successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(k) of this Agreement.

                  l. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 2 or Paragraph 4(f) above.

                  m. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed

                                      C-2-4
         between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                            GROW BIZ INTERNATIONAL, INC.


                                            By:
                                               ---------------------------------
                                               Its:
                                                   -----------------------------



                                            ------------------------------------
                                            Optionee

                                      C-2-5

                                                         -----------------------
                                                          COMPANY #
                                                          CONTROL #
                                                         -----------------------




--------------------------------------------------------------------------------

      The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5.

1.      Set the number of directors at seven (7)

             [ ]  For        [ ]  Against    [ ]  Abstain

2.      Election of Directors:  01 John L. Morgan           05 Mark L. Wilson
                                02 William D. Dunlap, Jr.   06 Stephen M. Briggs
                                03 Kirk A. MacKenzie        07 Jenele C. Grassle
                                04 Paul C. Reyelts

              [ ] Vote FOR            [ ] Vote WITHHELD
                  all nominees            from all nominees
                  (except as marked)

(Instruction: To withhold authority
to vote for any indicated nominee,           -----------------------------------
write the number(s) of the nominee(s)
in the box provided to the right.)           -----------------------------------

                          |     Please fold here    |
                         \|/                       \|/

--------------------------------------------------------------------------------

3.      Approve 130,000 share increase in shares reserved for 1992 Stock Option
        Plan

                [ ]  For        [ ]  Against    [ ]  Abstain

4.      Approve 2001 Stock Option Plan

                [ ]  For        [ ]  Against    [ ]  Abstain

5.      Ratify selection of Arthur Andersen LLP as independent auditors

                [ ]  For        [ ]  Against    [ ]  Abstain

6. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ]    Indicate changes below:









                                           Dated:_________________________, 2001
                                           -------------------------------------


                                           -------------------------------------
                                           Signature(s) in Box
                                           Please sign exactly as your name(s)
                                           appear on Proxy. If held in joint
                                           tenancy, all persons must sign.
                                           Trustees, administrators, etc.,
                                           should include title and authority.
                                           Corporations should provide full name
                                           of corporation and title of
                                           authorized officer signing the proxy.

--------------------------------------------------------------------------------

                          GROW BIZ INTERNATIONAL, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                             Wednesday, May 2, 2001
                                   4:00 p.m.

                          Grow Biz International, Inc.
                             Corporate Headquarters
                         4200 Dahlberg Drive, Suite 100
                             Minneapolis, MN 55422




--------------------------------------------------------------------------------




Grow Biz International, Inc.
4200 Dahlberg Drive, Suite 100, Minneapolis, MN 55422                      Proxy
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 2, 2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3, 4 and 5.

By signing the proxy, you revoke all prior proxies and appoint John L. Morgan and Stephen M. Briggs, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.


                      See reverse for voting instructions.